WCM International Small Cap Growth Fund Institutional Class: WCMSX
Summary Prospectus	September 1, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.wcminvestfunds.com/international-small-cap-growth-fund. You may also obtain this information at no cost by calling 1-888-988-9801 or by sending an e-mail request to fundliterature@wcminvest.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated September 1, 2020, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-988-9801 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-988-9801 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the series of Investment Managers Series Trust managed by WCM Investment Management, LLC you hold directly or through your financial intermediary, as applicable.

Investment Objective

The investment objective of the WCM International Small Cap Growth Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None
Maximum deferred sales charge (load)		None
Wire fee		$20
Overnight check delivery fee		$25
Retirement account fees (annual maintenance fees)		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (Rule 12b-1) fee		None
Other expenses		0.79%
Shareholder service fee	0.03%
All other expenses	0.76%
Total annual fund operating expenses		1.79%
Fees waived and/or expenses reimbursed[1]		(0.54%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]		1.25%

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Institutional Class Shares of the Fund. This agreement is in effect until August 31, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$127	$511	$919	$2,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities or depository receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries. Emerging and frontier countries or markets are those countries or markets with low- to middle-income economies as classified by the World Bank or included in any of the Morgan Stanley Capital International (MSCI) emerging markets or frontier markets indices. The Fund’s advisor considers a company to be in an emerging or frontier country or market if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the emerging or frontier country or market, or if the company derives at least 50% of its revenues, net profits or incremental revenue growth (typically over the past five years) from, or has at least 50% of assets or production capacities in, the emerging or frontier country or market. The Fund’s advisor considers a company to be domiciled in a country if the company is organized under the laws of that country or has its principal place of business in that country. The Fund’s advisor considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI ACWI Ex-US Small Cap Index at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of June 30, 2020, the market capitalizations of companies included in the MSCI ACWI Ex-US Small Cap Index were between $50.86 million and $9.524 billion. The Fund’s advisor will consider the market capitalization range by country. Investments in companies that move above or below the capitalization range of the MSCI ACWI Ex-US Small Cap Index may continue to be held by the Fund in the Fund’s advisor’s sole discretion.

The Fund’s equity investments include common stock and depository receipts. The Fund’s investments in depository receipts may include American, European, Canadian and Global Depository Receipts (“ADRs”, “EDRs”, “CDRs” and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Fund generally will invest in the securities of companies domiciled in at least three different countries. However, from time to time, the Fund may invest a significant portion of its assets in the securities of companies domiciled in one or a few countries. The Fund may make significant investments in certain sectors or group of sectors from time to time.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. The advisor’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, the Fund’s advisor also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs, CDRs and GDRs. Unsponsored depository receipts involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Risk of Investing through Stock Connect. Investing in A-Shares through Stock Connect is subject to trading, clearance, settlement and other procedures, which could pose risks to the Fund. Trading through Stock Connect is also subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell A-Shares regardless of the Daily Quota balance). Thus, the Daily Quota may restrict the Fund’s ability to invest in A-Shares through Stock Connect on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of April 30, 2020, 27.3% of the Fund’s assets were invested in the information technology sector. Companies in the information technology sector can be significantly affected by intense competition, consumer preferences, problems with product compatibility and government regulation.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Turbulence Resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class Shares and by showing how the average annual total returns of the Fund compare with the average annual total returns of broad-based market indexes. Updated performance information is available at the Fund’s website www.wcminvestfunds.com, or by calling the Fund at 1-888-988-9801. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2020, was 13.54%.

Institutional Shares
Highest Calendar Quarter Return at NAV	17.97%	Quarter Ended 03/31/2019
Lowest Calendar Quarter Return at NAV	(20.67)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for the periods ended December 31, 2019)	1 Year	3 Years	Since Inception	Inception Date
Institutional Class Shares — Return Before Taxes	44.00%	23.18%	16.82%	November 30, 2015
Institutional Class Shares — Return After Taxes on Distributions*	44.00%	22.65%	16.41%	November 30, 2015
Institutional Class Shares — Return After Taxes on Distributions and Sale of Fund Shares*	26.05%	18.29%	13.34%	November 30, 2015
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	22.42%	9.65%	8.03%	November 30, 2015

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

WCM Investment Management, LLC (the “Advisor” or “WCM”)

Portfolio Managers

Gregory S. Ise, CFA, Portfolio Manager, and Sanjay Ayer, CFA, Portfolio Manager, have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on November 30, 2015.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$100,000	$5,000
Direct Retirement Accounts	$100,000	$5,000
Automatic Investment Plan	$5,000	$2,500
Gift Account For Minors	$100,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.